UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 24, 2004

H&R BLOCK, INC.

(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

4400 Main Street, Kansas City, MO (Address of Principal Executive Offices)	64111 (Zip Code)

(816) 753-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release

Item 9.01 Financial Statements and Exhibits

On August 24, 2004, H&R Block, Inc. (the “Company”) issued a press release regarding the Company’s results of operations for the first fiscal quarter ended July 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.
Date: August 24, 2004	By:	/s/ Bret G. Wilson
Bret G. Wilson
Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued August 24, 2004.